UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2025

AWAYSIS CAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21477	27-0514566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Lakeside Dr, Suite 100, Miramar, Florida 33027

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 795-3311

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into A Material Agreement.

On December 5, 2024, Chial Mountain Ltd. (“Chial Mountain”), an affiliate of Michael Singh, entered into an Agreement (the “Agreement”), by and between Chial Mountain and Ewigi Liaebi Ltd. (the “Seller”). Pursuant to the terms of the Agreement, the Seller agreed to sell to Chial Mountain certain real property comprising approximately 157 acres of undeveloped property in the Cayo District of Belize (the “Property”), for an aggregate purchase price of approximately $408,000.00 (the “Purchase Price”). The Agreement contains limited representations and warranties, as are more fully set forth therein. The Property is adjacent to the Company’s recently acquired Chial Reserve property being developed in the Cayo District, Belize.

On January 30, 2025, Chial Mountain, pursuant to an Assignment of Land Purchase Contract (the Assignment”), assigned the Agreement to Awaysis Belize Ltd. (“Awaysis Belize”), a wholly owned subsidiary of Awaysis Capital, Inc. (the “Company”), granting Awaysis Belize the right to purchase the Property for the Purchase Price on or before May 28, 2025 (the “Completion Date”).

Pursuant to the terms of the Agreement, approximately $81,500.00 of the Purchase Price was deposited into escrow (the “Initial Deposit”), with the remainder of the Purchase Price due on or before the Completion Date. The parties have agreed that half of the Initial Deposit, totaling approximately $40,750.00, will become non-refundable on February 20, 2025 and the remainder of the Initial Deposit will become non-refundable on the Completion Date, irrespective of whether the transaction is completed.

The foregoing descriptions of the Agreement and the Assignment are qualified in their entirety by reference to the terms of such agreements, copies of which are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
10.1	Agreement, dated December 5, 2024, between Ewigi Liabi Ltd. and Chial Mountain Ltd.
10.2	Assignment of Land Purchase Contract, dated January 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 5, 2025

AWAYSIS CAPITAL, INC.

	By:	/s/ Andrew Trumbach
	Name:	Andrew Trumbach
	Title:	Co-CEO and CFO